Investor Presentation NASDAQ: SLP Q1 FY23 Update

NASDAQ: SLP2 With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information regarding the Company’s risk factors is contained in the Company’s quarterly and annual reports filed with the Securities and Exchange Commission. Safe Harbor

NASDAQ: SLP3 About Us Leading provider of modeling and simulation software and services used by major pharmaceutical, biotech, and regulatory agencies worldwide to make better model-informed data-driven decisions (MIDD). >150 Employees >10 yrs Profit/rev growth >250 Clients >90% Client Retention >70 Scientific PhDs 1300 Publications Founded in 1996

NASDAQ: SLP4 Investment Highlights For Drug discovery, development, and regulatory approval process Leader in software and services + Share gain opportunity in large and growing market Low market penetration With strong operating leverage Double-digit revenue growth 01 02 03 Accretive M&A Strategy Accretive 04

NASDAQ: SLP5 Our Markets 12-15% Annual Growth (est.) $2B+⁴ Biosimulation TAM (est.) $176B³ Annual Pharma R&D Spend Acceptance & increasing adoption of MIDD technology by industry & regulators. Key Drivers Pharma spend rates continue to grow with large allocation towards Biosimulation Biosimulation growing at 4-5X total R&D spend SLP growing faster than Biosimulation TAM +3%³ Annual Growth (est.)

NASDAQ: SLP6 Drug Development Challenges Avg. cost of $2B and 10+ years to bring a drug to market 1 How is it administered? What are the risks? What is the desired effect? How candidates? How does the drug move through the body? How is it supposed to work? Buying Moves Information Data New Technologies Distribution Market ADMET DMPK Research Analysis Research Analysis Clini al Efficacy Safety Treatment Regimen Pharmacology Lead Selec i Successful Outcomes

NASDAQ: SLP7 Our Value Proposition trial & error with in silico decision making We create value for our customers by accelerating & reducing the cost of R&D through innovative, science-based software & consulting solutions that optimize treatment options and improve patient lives. Streamlines processes & replaces continuously improved with ever-growing data sets Provides accurate models Drug candidate selection with predictive AI & ML capabilities* New efficacy and minimizes toxicity by efficiently identifying dosing regimens Optimizes Better informs clinical trial design and results analysis Informs potential safety liabilities earlier to avoid costly clinical failures Identifies AI = Artificial Intelligence; ML = Machine Learning

Our Value Proposition We create value for our customers by accelerating & reducing the cost of R&D through innovative, science-based software & consulting solutions that optimize treatment options and improve patient lives. OutcomesPatient Efficacy Patient Safety Commercial Success Regulatory Approval AI = Artificial Intelligence; ML = Machine Learning

How We Help Software and Services Software Services Most comprehensive & widely recognized tools for MIDD Ongoing development & reinvestment incorporates latest science & ensures seamless Operational efficiencies that lead to accurate/timely decision making & regulatory reporting Therapeutic, modeling, & regulatory knowledge not always present in-house Resource flexibility for clients with insufficient internal resources or capabilities

Solutions Span Drug Development Process Guiding the path between M&S and pharma R&D

PBPK Software Solutions and AI Data Mining Services PBPK/PBBM Preclinical Regulatory Consulting

QSP/QST Solutions Services QSP Consulting QST Consulting

Pharmacometrics Solutions Services Pharmacometrics Clinical Pharmacology Clinical Regulatory Consulting

NASDAQ: SLP14 Growth Opportunities & Capital Allocation Product Gaps, Adjacencies & Extensions Consolidate Fragmented Market Take Share Low Penetration Rates Market Growth + Regional Expansion Substantial Runway for Growth ▪ Increasing acceptance by industry & FDA ▪ Sales and Distribution Investment o Improve/expand sales infrastructure o New customer growth in U.S., Europe, Asia o Expand small/mid-sized biotech client base o Product and service cross-selling ▪ Fill gaps in the current product offerings, expand TAM o R&D - enhance models & develop new tools o M&A - consolidate market, expand into adjacent markets, market extensions

Environmental, Social, and Governance (ESG) Strategic priorities that form the foundation of our sustainability framework and highlights Environment Social Human Capital Business Governance Committed to renewable energy with our Lancaster Choice Energy Smart Choice 100% renewable energy program Reduced exposure to humans and animals by advancing in silico simulation analyses for chemical safety assessment programs Expand our HR team and capabilities in 2020 with special focus on training and development Advanced growing acceptance of technology by developing collaborations with universities, research organizations, distributors, and government agencies (FDA & NIH) Optimized our data centers by reducing the number of physical servers in our Buffalo, NY, data center from 140 units to just 60 units Supported academic research by partnering with universities and donating free software licenses to support academic research and training Focused on diversity and inclusion with over 39% of our employees from minority backgrounds Created a new corporate data protection officer to standardize and advance our company-wide Data Protection & Customer Privacy framework Implemented business recycling efforts to reduce our environmental footprint and pursue responsible business practices Funded awards and post doctoral research to support education Implemented a new flexible vacation policy by augmenting the 11 paid holidays for our U.S. employees with no annual limit provided employee duties and obligations are met Strengthened our business ethics program by implementing a new unified Corporate code of Business Conduct and Ethics, thereby replacing separate policies currently in effect at our divisions

Financials

Q1 FY23 Highlights

-4% Revenue Decline

90% Software Fees Renewal Rate

-60% Diluted EPS Decline

+3% Services Backlog Growth

25% Adj. EBITDA Margin*

Strong momentum to begin year

- Continued strong double-digit software performance
- Service services backlog growth

Demonstrated scientific leadership

- New software releases
- Key pharma and regulatory collaborations

Results in-line with guidance

* See reconciliation at end of presentation

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NASDAQ: SLP

SimulationsPlus

NASDAQ: SLP18 Q1 Revenue (in millions) 51% Software 49% Services 59% Software 41% Services 1Q23 MIX 1Q22 MIX $6.2 $7.4 $6.1 $4.5 $5.1 $5.8 1Q21 1Q22 1Q23 Software Services $10.7 $12.4 $12.0 -17% Software Revenue Decline +17% Services Revenue Growth -4% Total Revenue Decline

NASDAQ: SLP19 50% 26% 18% 6% GastroPlus® Monolix Suite™ ADMET Predictor® Other 8% 25% 18% 49% Other PBPK QSP/QST PKPD Software Mix Services Mix Q1 FY23 Revenue Breakdown

NASDAQ: SLP20 Q1 FY23 $12 $15 $16 1Q21 1Q22 1Q23 Backlog (in millions) Backlog Services Performance Metrics Total Projects 57 67 70 12 22 2438 55 73 14 25 26 121 169 193 1Q21 1Q22 1Q23 PKPD QSP/QST PBPK Other

NASDAQ: SLP21 Summary Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Accretive M&A StrategyDouble-digit revenue growth with strong operating leverage

Thank You Brian Siegel Managing Director Hayden IR +1-346-396-8696 brian@haydenir.com Renee Bouche Simulations Plus +1-661-723-7723 renee@simulations-plus.com Learn More! www.simulations-plus.com Investor Relations Contacts:

NASDAQ: SLP23 References 1. Biopharmaceutical Research and Development: The Process Behind New Medicines. www.PhRMA.org, January 2012, Washington, US http://phrma docs.phrma.org/sites/default/files/pdf/rd_broc hure_022307.pdf. 2. Brochure: “Biopharmaceutical Research & Development: The Process Behind New Medicines”. PhRMA. 3. EvaluatePharma® World Preview 2017, Outlook to 2022, 10th Edition, June 2017, p. 19. 4. Biosimulation Market Size, Share & Trends Analysis Report By Product (Software, Services), By Application (Drug Development, Drug Discovery), By End Use, By Region, And Segment Forecasts, 2021 - 2028

NASDAQ: SLP24 Adjusted EBITDA Reconciliation FY 2022 FY 2023 2022 (in millions) Q1 Q2 Q3 Q4 Q1 FY Net Income $ 3.0 $ 4.4 $ 4.1 $ 1.0 $ 1.2 $ 12.5 Excluding: Interest income and expense, net (0.1) (0.1) (0.1) (0.4) (0.8) (0.7) Provision for income taxes 0.8 1.1 0.7 (0.1) 0.4 2.6 Depreciation and amortization 0.8 1.0 0.9 0.9 0.9 3.6 Stock-based compensation 0.6 0.7 0.7 0.7 0.9 2.7 Mergers & Acquisitions expense — — — 0.3 0.3 0.3 Adjusted EBITDA $ 5.3 $ 7.2 $ 6.3 $ 2.3 $ 3.0 $ 21.0